Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Holly Gagnon, Co-Chief Executive Officer of Artemis Strategic Investment Corporation (the “Company”), hereby certify, that, to my knowledge:

1.

the Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2023	/s/ Holly Gagnon
Holly Gagnon
Co-Chief Executive Officer
(Principal Executive Officer)